EXHIBIT INDEX

EXHIBIT A:
  Attachment to item 77C:
  Submission of matters to a vote of security holders.

EXHIBIT B:
  Attachment to item 77O:
  Transactions effected pursuant to Rule 10f-3
- - - - - - - - - - - - - - - - - - - - - - - - - - - - -

EXHIBIT A:
Item 77C: Submission of Matters to a Vote of Security Holders

Written consent of the Annuity Board of the Southern Baptist Convention, a majority shareholder of each series of AB Funds Trust, is incorporated herein by reference to the Definitive Information Statement on form DEF 14C (No. 811-10263) filed with the U.S. Securities and Exchange Commission (the "SEC") on January 25, 2002.

Written consent of the Annuity Board of the Southern Baptist Convention, a majority shareholder of each series of AB Funds Trust, is incorporated herein by reference to the Definitive Information Statement on form DEF 14C (No. 811-10263) filed with the SEC on July 11, 2002.

Written consent of the Annuity Board of the Southern Baptist Convention, a majority shareholder of each series of AB Funds Trust, is incorporated herein by reference to the Definitive Information Statement on form DEF 14C (No. 811-10263) filed with the SEC on August 1, 2002.



EXHIBIT B:
PROCEDURES PURSUANT TO RULE 10F-3*

(1) MEDIUM-DURATION BOND FUND

NAME OF UNDERWRITERS
  Lehman Brothers; Solomon Smith Barney; Credit Suisse First
Boston Corp.; Goldman, Sachs & Co.; J.P. Morgan Securities

NAME OF ISSUER
 CIT Group Inc.

TITLE OF SECURITY
TYC 7-3/8 4/2/07

DATE OF PROSPECTUS
3/26/02

AMOUNT OF TOTAL OFFERING
1,250,000,000

UNIT PRICE
99.8020

UNDERWRITING DISCOUNT
0.35%

RATING
A2/A-/A3

MATURITY DATE
04/02/07

CURRENT YIELD
7.34

YIELD TO MATURITY
7.423

SUBORDINATION FEATURES
Senior Notes

NATURE OF POLITICAL ENTITY, IF ANY, INCLUDING IN THE
CASE OF REVENUE BONDS, UNDERLYING ENTITY SUPPLYING
THE REVENUE
N/a

TOTAL PAR VALUE OF BONDS PURCHASED
100,000

DOLLAR AMOUNT OF PURCHASES
$9,980,200

NUMBER OF SHARES PURCHASED
100,000

YEARS OF CONTINUOUS OPERATION
The company has been in continuous operation for greater than three years.

% OF OFFERING PURCHASED BY FUND
0.008%

% OF OFFERING PURCHASED BY ASSOCIATED FUNDS
0.04%

SUM OF (18) AND (19)**
0.048%

% OF FUND'S TOTAL ASSETS APPLIED TO PURCHASE
0.016%

NAME(S) OF UNDERWRITER(S) OR DEALER(S) FROM WHOM PURCHASED
Solomon Smith Barney

IS GOLDMAN, SACHS & CO. A MANAGER OR CO-MANAGER OF OFFERING?
Yes

WERE PURCHASES DESIGNATED AS GROUP SALES OR OTHERWISE ALLOCATED
 TO GOLDMAN, SACHS & CO.?
No

HAVE THE FOLLOWING CONDITIONS BEEN SATISFIED:

(a) THE SECURITIES WERE PART OF AN ISSUE
REGISTERED UNDER THE SECURITIES ACT OF 1993,
AS AMENDED, WHICH IS BEING OFFERED TO THE
PUBLIC, OR WERE MUNICIPAL SECURITIES,
AS DEFINED IN SECTION 3(A)(29) OF THE
SECURITIES EXCHANGE ACT OF 1943, OR WERE
SECURITIES SOLD IN AN ELIGIBLE FOREIGN
OFFERING OR WERE SECURITIES SOLD IN AN
ELIGIBLE RULE 144A OFFERING?
Yes

(b) THE SECURITIES WERE PURCHASED PRIOR TO THE
END OF THE FIRST DAY ON WHICH ANY SALES TO THE
PUBLIC WERE MADE, AT A PRICE THAT WAS NOT MORE
THAN THE PRICE PAID BY EACH OTHER PURCHASER OF
SECURITIES IN THAT OFFERING OR IN ANY
CONCURRENT OFFERING OF THE SECURITIES (EXCEPT,
IN THE CASE OF AN ELIGIBLE FOREIGN
OFFERING, FOR ANY RIGHTS TO PURCHASE
REQUIRED BY LAW TO BE GRANTED TO EXISTING
SECURITY HOLDERS OF THE ISSUE) OR, IF A RIGHTS
OFFERING, THE SECURITIES WERE
PURCHASED ON OR BEFORE THE FOURTH DAY
PRECEDING THE DAY ON WHICH THE RIGHTS
OFFERING TERMINATED.
Yes

(c) THE UNDERWRITING WAS A FIRM COMMITMENT UNDERWRITING?
Yes

* Rule 10f-3 procedures allow the Medium-Duration Bond Fund under certain conditions to purchase securities during the existence of an underwriting or selling syndicate, a principal underwriter of which Goldman, Sachs & Co. or any of its affiliates or a principal underwriter of which is an officer, director, member of an advisory board, investment adviser, or employee of Goldman Sachs Trust.

** May not exceed, when added to purchases of other investment companies advised by Goldman, Sachs & Co. and its affiliates, 25% of the principal amount of the class of securities being offered in any concurrent offering.



(2) MEDIUM-DURATION BOND FUND


NAME OF UNDERWRITERS
Banc of America Securities LLC, J.P. Morgan Securities,
Morgan Stanley, Solomon Smith Barney

NAME OF ISSUER
AOL Time Warner Inc.

TITLE OF SECURITY
AOL 5-5/8 05/01/05

DATE OF PROSPECTUS
4/3/02

AMOUNT OF TOTAL OFFERING
1,000,000,000

UNIT PRICE
99.6810

UNDERWRITING DISCOUNT
0.25%

RATING
Baa1/BBB+/BBB1

MATURITY DATE
05/01/05

CURRENT YIELD
5.643%

YIELD TO MATURITY
5.738%

SUBORDINATION FEATURES
Notes

NATURE OF POLITICAL ENTITY, IF ANY, INCLUDING IN THE
CASE OF REVENUE BONDS, UNDERLYING ENTITY SUPPLYING
THE REVENUE
n/a

TOTAL PAR VALUE OF BONDS PURCHASED
350,000

DOLLAR AMOUNT OF PURCHASES
$348,883.50

NUMBER OF SHARES PURCHASED
350,000

YEARS OF CONTINUOUS OPERATION
The company has been in continuous operation for greater than three years.

% OF OFFERING PURCHASED BY FUND
0.035%

% OF OFFERING PURCHASED BY ASSOCIATED FUNDS
0.285%

SUM OF (18) AND (19)**
0.32%

% OF FUND'S TOTAL ASSETS APPLIED TO PURCHASE
0.2%

NAME(S) OF UNDERWRITER(S) OR DEALER(S) FROM WHOM PURCHASED
J.P. Morgan

IS GOLDMAN, SACHS & CO. A MANAGER OR CO-MANAGER OF OFFERING?
No

WERE PURCHASES DESIGNATED AS GROUP SALES OR OTHERWISE
ALLOCATED TO GOLDMAN, SACHS & CO.?
No

HAVE THE FOLLOWING CONDITIONS BEEN SATISFIED:

(a) THE SECURITIES WERE PART OF AN ISSUE
REGISTERED UNDER THE SECURITIES ACT OF 1993,
AS AMENDED, WHICH IS BEING OFFERED TO THE
PUBLIC, OR WERE MUNICIPAL SECURITIES,
AS DEFINED IN SECTION 3(A)(29) OF THE
SECURITIES EXCHANGE ACT OF 1943, OR WERE
SECURITIES SOLD IN AN ELIGIBLE FOREIGN
OFFERING OR WERE SECURITIES SOLD IN AN
ELIGIBLE RULE 144A OFFERING?
Yes

(b) THE SECURITIES WERE PURCHASED PRIOR TO THE
END OF THE FIRST DAY ON WHICH ANY SALES TO THE
PUBLIC WERE MADE, AT A PRICE THAT WAS NOT MORE
THAN THE PRICE PAID BY EACH OTHER PURCHASER OF
SECURITIES IN THAT OFFERING OR IN ANY
CONCURRENT OFFERING OF THE SECURITIES (EXCEPT,
IN THE CASE OF AN ELIGIBLE FOREIGN
OFFERING, FOR ANY RIGHTS TO PURCHASE
REQUIRED BY LAW TO BE GRANTED TO EXISTING
SECURITY HOLDERS OF THE ISSUE) OR, IF A RIGHTS
OFFERING, THE SECURITIES WERE PURCHASED ON OR BEFORE
THE FOURTH DAY PRECEDING THE DAY ON
WHICH THE RIGHTS OFFERING TERMINATED.
Yes

(c) THE UNDERWRITING WAS A FIRM COMMITMENT UNDERWRITING?
Yes

* Rule 10f-3 procedures allow the Medium-Duration Bond Fund under certain conditions to purchase securities during the existence of an underwriting or selling syndicate, a principal underwriter of which Goldman, Sachs & Co. or any of its affiliates or a principal underwriter of which is an officer, director, member of an advisory board, investment adviser, or employee of Goldman Sachs Trust.

** May not exceed, when added to purchases of other investment companies advised by Goldman, Sachs & Co. and its affiliates, 25% of the principal amount of the class of securities being offered in any concurrent offering.